Exhibit No.   99   Description   Board Contact Information

Board Members contact numbers:

Name:	Phone number:	e-mail:
Ernst R. Verdonck George Down Roger Jones Anthony Mohr	+31 6 54711581 +1 719-264-2406 +1 336-407-5354 +1 (727)-530-4660	ernst@efarma.nl gdown@ai5.net Roger111@bellsouth.net anthonymohr@mac.com